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                              THIRD AMENDMENT TO
                       EXCLUSIVE JOINT VENTURE AGREEMENT
                       ---------------------------------



          THIS THIRD AMENDMENT TO EXCLUSIVE JOINT VENTURE AGREEMENT, dated May 1, 1997 ("Third Amendment"), is entered into by and between PROMUS HOTELS, INC., a Delaware corporation ("PHI"), and VISTANA, INC., a Florida corporation ("Vistana").


                                R E C I T A L S:


          A. PHI and Vistana Development, Ltd., a Florida limited partnership ("VDL"), are parties to a certain Exclusive Joint Venture Agreement dated December 24, 1996 (the "Initial Agreement"), as amended by a certain First Amendment to Exclusive Joint Venture Agreement dated February 7, 1997 ("First Amendment") and a certain Second Amendment to Exclusive Joint Venture Agreement dated February 27, 1997 ("Second Amendment") (the Initial Agreement as amended by the First Amendment and Second Amendment is hereinafter referred to as the "Amended Agreement") pursuant to which, among other things, the parties have agreed to jointly develop Vacation Resorts.

          B. VDL has heretofore transferred and assigned all of its right, title and interest in and under the Amended Agreement to Vistana, and Vistana has assumed all of the obligations of VDL under the Amended Agreement.

          C. PHI and Vistana desire to amend the Amended Agreement as provided herein.

          NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, have agreed and by these presents do amend the Amended Agreement and agree as follows:

          1. Defined Terms. All capitalized terms used herein shall have the same meanings ascribed to them in the Amended Agreement except as otherwise defined herein to the contrary or unless the context requires otherwise.

          2. Acknowledgment of Satisfaction of Conditions. The parties acknowledge and agree that (a) the parties have approved the Five Year Plan, (b) the parties have approved the form of (i) Sales and Marketing Agreement, (ii) Franchise Agreement (consisting of a License Agreement between Promus and the property developer and a License Agreement between Promus and the association manager), (iii) PHI Management Agreement (consisting of a Hospitality Management Agreement between Promus and the property developer, and a Hospitality
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     Submanagement Agreement between the association manager and Promus), (iv)
     Non-Venture Franchise Agreement (consisting of a License Agreement between Promus and the property developer and a License Agreement between Promus and the association manager) and (v) Non-Venture Management Agreement (consisting of a Hospitality Management Agreement between Promus and the property developer and a Hospitality Submanagement Agreement between Promus and the association manager). The parties have also executed and delivered the form of Non-Venture Franchise Agreement with respect to Vistana's Vacation Resorts in Myrtle Beach and Kissimmee and a Non-Venture Management Agreement with respect to Vistana's Vacation Resort in Myrtle Beach. The parties hereby acknowledge and agree that the provisions of Section 15(a)(ii) of the Amended Agreement are null and void and of no force or effect.

          3. Amendments to Section 15 of the Second Amended Agreement. Section 15 of the Amended Agreement is hereby amended as follows:

          A. By changing subparagraph "(c)" thereof to subparagraph "(d)" and by adding the following new subparagraph (c):

               "(c) Change-In-Control. In the event of a "Change-In-Control" of either PHI or Vistana (the "Applicable Party"), either party shall have the right to terminate this Agreement by delivery of written notice thereof to the other party at any time after such Change-In-Control and prior to the date that is ninety (90) days after the Applicable Party shall have notified the other party in writing of such Change-In-Control. For purposes hereof, a "Change-In-Control" shall mean a transfer by the Applicable Party of all or substantially all of its assets to a competitive hospitality company (as hereinafter defined) or a competitive hospitality company acquires through one or more series of transactions more than fifty percent (50%) of any class of issued and outstanding capital stock of the Applicable Party or of any entity which controls the Applicable Party and such competitive hospitality company has the ability to elect a majority of the directors of the Applicable Party or of any entity which controls the Applicable Entity. The term "competitive hospitality company" shall mean any person or entity which, directly or indirectly, is in the business of operating or franchising hotels, resorts or other transient lodging facilities or controls, is controlled by or is under common

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          control with, any person or entity which, directly or indirectly, is in the business of operating or franchising hotels, resorts or other transient lodging facilities."

          B. By deleting subparagraph (d)(i) of Section 15 (formerly subparagraph (c)(i) of Section 15) and by substituting the following:

          "(i) any Venture then in existence shall remain in existence and continue to be governed by its Venture Agreement and other applicable Transaction Documents and any franchise, license or management relationship in existence shall remain in existence and continue to be governed by the applicable Franchise Agreement, Management Agreement or other applicable Transaction Documents; and"

          4. Addition of New Section 24. A new Section 24 is hereby added to the Amended Agreement as follows:

          "24. Non-Solicitation. Each party hereto agrees, during the Term of this Agreement, that such party and such party's Affiliates shall not, directly or indirectly, solicit for employment or hire any person employed by the other party or any of such other party's subsidiaries or Affiliates at a position of Manager or higher."

          5. Addition of New Section 25. A new Section 25 is hereby added to the Amended Agreement as follows:

          "25. Acknowledgment of Exclusivity. The parties hereto acknowledge and agree that nothing contained in any Franchise Agreement or Non-Venture Franchise Agreement (including, without limitation, the provisions of Paragraph 2 thereof) is intended to or shall limit or modify the exclusivity obligations of the parties to each other hereunder including, without limitation, the obligations of the parties to each other under Section 4 hereof."

          6. Acknowledgment. Promus acknowledges that VDL has assigned, and Vistana has assumed, VDL's rights and obligations under the Amended Agreement pursuant to Section 13 of the Amended Agreement. Accordingly, VDL is hereby released from any and all obligations arising subsequent to the date of such assignment.

          7. Integration of Amendment. Except as provided herein, the Amended Agreement is hereby confirmed and the

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     terms and provisions thereof, unless modified herein, shall remain in full force and effect.

          8. Counterparts. This Third Amendment may be executed in several counterparts and all so executed shall constitute one agreement binding on the parties hereto, notwithstanding that all the parties are not signatories to the original or the same counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment, or have caused this Third Amendment to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.

                                       PROMUS HOTELS, INC.



                                       By: /s/ Nadine Greenwood
                                           -------------------------------------
                                           Name: Nadine Greenwood
                                                 -------------------------------
                                           Title: Assistant Secretary
                                                  ------------------------------


                                       VISTANA, INC.



                                       By: /s/ Susan Werth
                                           -------------------------------------
                                          Name: Susan Werth
                                                --------------------------------
                                          Title: Senior Vice President and
                                                 -------------------------------
                                                 General Counsel
                                                 -------------------------------

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